                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                       LANDEC CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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
                      [LANDEC INTELLIGENT MATERIALS LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 15, 1998

TO THE SHAREHOLDERS OF LANDEC CORPORATION:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Landec Corporation (the "Company") will be held on Wednesday, April 15, 1998, at 5:00 p.m., local time, at Hyatt Rickeys Hotel, 4219 El Camino Real, Palo Alto, 94306 for the following purposes:

    1. To elect directors to serve for a term expiring at the Annual Meeting of Shareholders held in the second year following the year of their election or until their successors are elected and qualified;

    2. To approve and ratify amendments to the Company's 1996 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 750,000 shares to an aggregate total of 1,500,000 shares;

    3. To approve and ratify amendments to the Company's 1995 Directors' Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares to an aggregate of 400,000 shares, to change the subsequent option grants made to each nonemployee director to 5,000 shares for the 1997 Annual Meeting and 10,000 shares annually thereafter, and to reprice the exercise price of all options previously granted under the 1995 Directors' Stock Option Plan;

    4. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 31, 1998; and

    5. To transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only shareholders of record at the close of business on February 19, 1998 are entitled to notice of and to vote at the meeting and any adjournment(s) thereof.

    All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy card.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ TAE HEA NAHM

                                          TAE HEA NAHM
                                          SECRETARY

Menlo Park, California
February 27, 1998

                                   IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

                      [LANDEC INTELLIGENT MATERIALS LOGO]
                            ------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 15, 1998

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors of Landec Corporation ("Landec" or the "Company"), a California corporation, for use at the Annual Meeting of Shareholders to be held on Wednesday, April 15, 1998 at 5:00 p.m., local time, or at any postponement or adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at Hyatt Rickeys Hotel, 4219 El Camino Real, Palo Alto, CA 94306-4405. The telephone number at that location is (650) 493-8000.

    The Company's principal executive offices are located at 3603 Haven Avenue, Menlo Park, California 94025. The Company's telephone number at that location is
(650) 306-1650.

SOLICITATION

    These proxy solicitation materials were mailed on or about February 27, 1998 to all shareholders entitled to vote at the meeting. The costs of soliciting these proxies will be borne by the Company. These costs will include the expenses of preparing and mailing proxy materials for the Annual Meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

    The Company will provide a copy of the Company's Annual Report on Form 10-K for the year ended October 31, 1997, including financial statements and financial statement schedules (but not exhibits), without charge to each shareholder upon written request to Joy T. Fry, Chief Financial Officer, Landec Corporation, 3603 Haven Avenue, Menlo Park, CA 94025 (telephone number: (650) 306-1650). Exhibits to the Annual Report may be obtained on written request to Ms. Fry and payment of the Company's reasonable expenses in furnishing such exhibits.

REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Joy T. Fry, Inspector of Elections) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting of shareholders and voting in person.

VOTING

    Holders of Common Stock are entitled to one vote per share on all matters.

    Votes cast in person or by proxy at the Annual Meeting will be tabulated by the Inspector of Elections with the assistance of the Company's transfer agent. The Inspector of Elections will also determine whether or not a quorum is present. The affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present is required under California law for approval of proposals presented to shareholders, which shares voting affirmatively must also constitute at least a majority of the required quorum. In general, California law also provides that a quorum consists of a majority of the shares entitled to vote, represented either in person or by proxy. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of directors, for ratification of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as voting with respect to that matter. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

RECORD DATE AND SHARE OWNERSHIP

    Only shareholders of record at the close of business on February 19, 1998, are entitled to notice of and to vote at the meeting. As of the record date, 12,727,671 shares of the Company's Common Stock, par value $0.001 per share, were issued and outstanding.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

    Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1999 Annual Meeting of Shareholders must be received by Joy T. Fry of the Company no later than October 30, 1998, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES

    The Company's bylaws currently provide for not less than four or more than seven directors, and the Company's Articles of Incorporation provide for the classification of the Board of Directors into two classes serving staggered terms. The Company's Board of Directors currently consists of seven persons, including three Class I directors and four Class II directors. Each Class I and Class II director is elected for two year terms, with Class I directors elected in odd-numbers years (E.G., 1997) and the Class II directors elected in even numbered years (E.G., 1998). Accordingly, at the Annual Meeting, four Class II directors will be elected.

    The Board of Directors has nominated the four persons named below to serve as Class II directors until the next even-numbered year Annual Meeting during which their successors will be elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's four nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. Assuming a quorum is present, the four nominees for director receiving the greatest number of votes cast at the Annual Meeting will be elected.

NOMINEES FOR CLASS II DIRECTORS

    The names of the nominees for the Company's Class II directors and certain information about them as of January 31, 1998 are set forth below:

        NAME OF NOMINEE              AGE                         PRINCIPAL OCCUPATION                      DIRECTOR SINCE
-------------------------------      ---      -----------------------------------------------------------  ---------------
Gary T. Steele                           49   President, Chief Executive Officer and Chairman of the               1991
                                              Board of Directors of the Company
Kirby L. Cramer                          61   Director                                                             1994
Richard Dulude                           64   Director                                                             1996
Damion E. Wicker, M.D.                   37   Director                                                             1997

    Except as set forth below, each of the nominees has been engaged in the principal occupation set forth next to his name above during the past five years. There is no family relationship between any director or executive officer of the Company.

    Gary T. Steele has served as President, Chief Executive Officer and a director since September 1991 and as Chairman of the Board of Directors since January 1996. Mr. Steele has over 18 years of experience in the biotechnology, instrumentation and material science fields. From 1985 to 1991, Mr. Steele was President and Chief Executive Officer of Molecular Devices Corporation, a bioanalytical instrumentation company. From 1981 to 1985, Mr. Steele was Vice President, Product Development and Business Development at Genentech, Inc., a biomedical company focusing on pharmaceutical drug development. Mr. Steele has also worked with McKinsey and Co. and Shell Oil Company. Mr. Steele received a B.S. from Georgia Institute of Technology and an M.B.A. from Stanford University.

    Kirby L. Cramer has served as a director since December 1994. Since April 1987, Mr. Cramer has been Chairman Emeritus of Hazleton Laboratories Corporation and a director of a number of medical and financial companies. He also serves as a director of Immunex Corporation, Advanced Technology Laboratories, Inc., Pharmaceutical Product Development, Inc., and Unilab Corporation. Mr. Cramer received a B.A. from Northwestern University and an M.B.A. from the University of Washington.

    Richard Dulude has served as a director since May 1996. Mr. Dulude retired as Vice Chairman of Corning Inc. in 1993 after a 36 year career in which he held various general management positions in Corning's telecommunications, materials, consumer and international businesses, including positions as Chairman and Chief Executive Officer of SIECOR Corporation and Chairman and Chief Executive Officer of Corning-Vitro Corporation. Mr. Dulude is currently a director of Raychem Corporation, AMBAC, Inc., and HCIA, Inc. Mr. Dulude received a B.S. from Syracuse University.

    Damion E. Wicker, M.D. has served as a director since February 1997. Dr. Wicker has been a general partner of Chase Capital Partners, responsible for medical venture capital investments since January 1997. From April 1993 to December 1996, Dr. Wicker was a principal of Chase Capital Partners. From June 1991 to April 1993, Dr. Wicker served as a founder and president of Adams Scientific, a biotechnology diagnostic company specializing in monoclonal and DNA probes for detection of infectious diseases. Dr. Wicker currently serves on the board of directors of Hepatix and Vitex, privately-held companies. Dr. Wicker received a B.S. from the Massachusetts Institute of Technology, an M.D. from the Johns Hopkins University School of Medicine, and an M.B.A. from the Wharton School of the University of Pennsylvania.

CLASS I DIRECTORS--DIRECTORS CONTINUING IN OFFICE UNTIL THE 1999 ANNUAL MEETING
  OF SHAREHOLDERS

    The names of the Company's Class I directors and certain other information about them as of January 31, 1998 are set forth below:

             NAME                    AGE                         PRINCIPAL OCCUPATION                      DIRECTOR SINCE
-------------------------------      ---      -----------------------------------------------------------  ---------------
Ray F. Stewart, Ph.D.                    44   Senior Vice President, Intellicoat Corporation, a                    1986
                                              subsidiary of the Company
Stephen E. Halprin                       59   Director                                                             1988
Richard S. Schneider, Ph.D.              57   Director                                                             1991

    Except as set forth below, each of the Class I directors has been engaged in the principal occupation set forth next to his name above during the past five years.

    Ray F. Stewart, Ph.D. is the founder of the Company and has served as a director since the Company's inception in 1986. Since November 1996, he has also served as Senior Vice President of Intellicoat Corporation, a wholly-owned subsidiary of the Company. From the Company's inception to November 1996, he served as the Vice President, Technology for Landec. Dr. Stewart has over 16 years of experience in the material science industry. Prior to founding Landec, Dr. Stewart worked at Raychem Corporation. While at Raychem Corporation from 1979 to 1986, Dr. Stewart managed development efforts in the areas of adhesives, plastic electrodes, sensors and synthetic polymer chemistry, and led the development and commercialization of several new product lines. Dr. Stewart received a B.S. from Northern Arizona University and a Ph.D. in organic chemistry from the University of Minnesota.

    Stephen E. Halprin has served as a director since April 1988. Since 1971, Mr. Halprin has been a general partner of OSCCO Ventures. Mr. Halprin has been an active member of the venture community since 1968 and serves on the Board of Directors of Hybrid Networks, Inc. and a number of privately-held technology companies. Mr. Halprin received a B.S. from the Massachusetts Institute of Technology and an M.B.A. from Stanford University.

    Richard S. Schneider, Ph.D. has served as a director since September 1991. Since October 1990, Dr. Schneider has been a general partner of Domain Associates and Domain Partners II, L.P. Dr. Schneider has over 25 years of product development experience in the fields of medical devices and biotechnology. Prior to his pursuing a career in venture capital, Dr. Schneider was Vice President of Product Development at Syva/Syntex Corporation and President of Biomedical Consulting Associates. He is a member of the Board of Directors of Fusion Medical Technologies, Inc. and a number of privately-held life science companies. Dr. Schneider received a Ph.D. in chemistry from the University of Wisconsin, Madison.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    The Board of Directors held a total of seven meetings during the fiscal year ended October 31, 1997. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

    The Audit Committee of the Board of Directors currently consists of directors Stephen E. Halprin and Richard Dulude and held five meetings during fiscal year 1997. The Audit Committee recommends engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

    The Compensation Committee of the Board of Directors currently consists of directors Kirby L. Cramer and Richard S. Schneider and held five meetings during fiscal year 1997. The Compensation Committee establishes the compensation for the Company's executive officers, including the Company's Chief Executive Officer.

    The Nominating Committee was formed in December 1997 and currently consists of Kirby L. Cramer, Stephen E. Halprin, and Damion E. Wicker. It did not meet in fiscal year 1997.

    No incumbent director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he serves held during the fiscal year ended October 31, 1997.

COMPENSATION OF DIRECTORS

    For fiscal year ended on October 31, 1997, directors did not receive any cash fees for services provided in that capacity but were reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and committees thereof.

    Nonemployee directors of the Company are automatically granted options to purchase shares of the Company's Common Stock pursuant to the terms of the Company's 1995 Directors' Stock Option Plan (the "Directors' Plan"). Under the Directors' Plan, each nonemployee director who has not previously been granted an equivalent option under any stock option plan of the Company will be granted a nonstatutory stock option to purchase 20,000 shares of Common Stock (the "First Option") on the date on which the optionee first becomes a nonemployee director of the Company. Thereafter, on the date of each annual meeting of the shareholders at which each optionee is re-elected to be a nonemployee director, such nonemployee director (including directors who were not eligible for a First Option) will be granted an additional option to purchase 5,000 shares of Common Stock (a "Subsequent Option") if, on such date, he or she shall have served on the Company's Board of Directors for at least six months prior to the date of such annual meeting. The First Option and each Subsequent Option are fully vested and exercisable on the date of grant. Options granted under the Directors' Plan have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant with a term of ten years. In December 1997, the Board of Directors amended the Directors' Plan, subject to shareholder approval, (i) to change the number of shares granted pursuant to the Subsequent Option to each nonemployee director to 5,000 shares for the 1997 Annual Meeting and 10,000 shares annually thereafter; (ii) to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares to an aggregate total of 400,000 shares; and (iii) to reprice the exercise price of all options previously granted under the Directors' Plan to the greater of the closing price of the Company's stock on April 15, 1998 or $5.00 per share.

    Upon joining the Board in February, 1997, Dr. Wicker was automatically granted an option to purchase 20,000 shares of Common Stock, with an exercise price of $7.625 per share, pursuant to the Directors' Plan. Subject to their election to the Board of Directors by the shareholders at the Annual Meeting and further subject to shareholder approval of the proposed amendment to the Directors' Plan, Messrs. Cramer, Dulude, Halprin and Drs. Wicker and Schneider will each be automatically granted an option to purchase 10,000 shares of Common Stock on the date of the Annual Meeting pursuant to the Directors' Plan. If shareholders approve the repricing of outstanding options, the exercise price for options previously granted pursuant to the Directors' Plan will be the greater of the closing price of the Company's Common Stock on April 15, 1998 or $5.00 per share. As of January 30, 1998, 2,438,105 shares issuable pursuant to options to purchase the Company's Common Stock were outstanding. As of the same date, Messrs. Cramer, Dulude, Halprin, Schneider, and Wicker, nonemployee directors, had been granted options to purchase 46,520, 29,000, 16,956, 16,956, and 23,478 shares of the Company's Common Stock, respectively.

    The Company entered into a two-year consulting agreement with Mr. Dulude, a nonemployee outside director, on May 1, 1996, pursuant to which he will be paid, at the earlier of April 30, 1998 or the termination of the agreement, $30,000 per year and pursuant to which he was granted stock options to purchase 4,000 shares of the Company's Common Stock.

REQUIRED VOTE

    The four Class II director nominees receiving the highest number of affirmative votes of shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote shall be elected as directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                       EACH OF THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2
              APPROVAL OF AMENDMENTS TO THE 1996 STOCK OPTION PLAN

    At the Annual Meeting, shareholders are being asked to approve amendments to the 1996 Stock Option Plan (the "1996 Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 750,000 shares to an aggregate of 1,500,000 shares.

GENERAL

    The Company's 1996 Plan was adopted by the Board of Directors in November 1996 to supplement the 1988 Stock Option Plan which, upon the adoption of the 1996 Plan, had few shares available for grant remaining thereunder and which will expire in accordance with its stated termination date of July 1998. The Board of Directors initially reserved 750,000 shares of Common Stock for issuance under the 1996 Plan. In December 1997, the Board of Directors amended the 1996 Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 750,000 shares to a total of 1,500,000 shares, which amendment is the subject of this proposal. The Board also repriced the exercise price of the options granted under the 1996 Plan through an option exchange program. Under this program, all employees of the Company, other than consultants, holding outstanding options to purchase Common Stock of the Company were offered an opportunity to exchange their outstanding options for new options whose exercise price equaled the trading price of the Company's Common Stock at the close of business on January 14, 1998 with a floor of $5.00 per share, provided that such employees agreed to surrender and cancel their old options and forfeit all vesting of the old options. For those who participated in the option exchange program, the new date of grant is and the new vesting commencement date commenced on December 4, 1997. Twenty-eight employees chose to participate in the option exchange program.

    Options granted under the 1996 Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement.

    The 1996 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

    As of January 30, 1998, options for 656,000 shares were outstanding under the 1996 Plan, no shares had been issued pursuant to the exercise of options granted under the 1996 Plan, and 94,000 shares remained available for future grants. Shares subject to options granted under the 1996 Plan that lapse unexercised will generally become available for reissuance under the 1996 Plan at the time of such lapse. As of January 30, 1998, the aggregate fair market value of all shares of Common Stock subject to outstanding options under the 1996 Plan was $3,075,328 based on the closing sale price of $4.688 for the Company's Common Stock as reported on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System on such date. The actual benefits, if any, to the holders of stock options issued under the 1996 Plan are not determinable prior to exercise as the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company's Common Stock on the date of exercise and the exercise price of a holder's stock option, as set forth below. Grant information with respect to options to purchase Common Stock of the Company granted in the fiscal year ended October 31, 1997 under the Company's 1996 Plan to all employees and the Named Executive Officers is set forth under "Compensation of Executive Officers--Stock Option Grants in Fiscal Year 1997." During the fiscal year that ended October 31, 1997, options to purchase 261,000 shares of Common Stock were granted under the Company's 1996 Plan to the Company's current executive officers as a group. During the same period, no options were granted under the 1996 Plan to directors who are not executive officers or to employees who are not executive officers. From October 31, 1997 through January 30, 1998, options to purchase 295,000 shares of Common Stock were granted to the Company's current executive officers.

MATERIAL AMENDMENT

    The Board of Directors believes that in order to attract and retain highly qualified employees and consultants and to provide such employees and consultants with adequate incentives through their proprietary interest in the Company, it is necessary to amend the 1996 Plan to reserve an additional 750,000 shares of Common Stock for issuance under the 1996 Plan. At the Annual Meeting, the shareholders are being asked to approve this amendment to the 1996 Plan.

PURPOSE

    The purposes of the 1996 Plan are to attract and retain the best available personnel for the Company, to provide additional incentive to the employees, officers, directors and consultants of the Company, and to promote the success of the Company's business.

ADMINISTRATION

    The 1996 Plan may be administered by the Board of Directors or by a committee (or subcommittee in certain instances) of the Board of Directors. The 1996 Plan is currently being administered by the Board of Directors and the Compensation Committee of the Board of Directors (the "Administrator"). The Compensation Committee, which meets the definition of "outside directors" under Code Section 162(m) and "non-employee directors" under Section 16 of the Exchange Act, has the exclusive authority to grant stock options and purchase rights and otherwise administer the 1996 Plan with respect to the Company's executive officers and more narrowly to "covered employees" described in Code
Section 162(m) (generally the Company's highest paid executive officers). Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 1996 Plan. All questions of interpretation of the 1996 Plan are determined by the Board of Directors or its committee, and its decisions are final and binding upon all participants.

ELIGIBILITY

    The 1996 Plan provides that options may be granted to employees (including officers and directors who are also employees) and consultants of the Company. Incentive stock options may be granted only to employees. The Administrator selects the optionees and determines the number of shares and the exercise price to be associated with each option. In making such determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company, and other relevant factors. As of December 31, 1997, there were approximately 104 employees eligible to participate in the 1996 Plan.

    The 1996 Plan provides that the maximum number of shares of Common Stock which may be granted under options to any one employee under the 1996 Plan during any fiscal year is 500,000, subject to adjustment as provided in the 1996 Plan. There is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

TERMS OF OPTIONS

    The terms of options granted under the 1996 Plan are determined by the Administrator. Each option is evidenced by a stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

    (a) EXERCISE OF THE OPTION. The optionee must earn the right to exercise the option by continuing to work for the Company. The Administrator determines when options are exercisable. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased, and by tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option is determined by the Administrator.

    (b) EXERCISE PRICE. The exercise price of options granted under the 1996 Plan is determined by the Administrator, and must be at least equal to the fair market value of the shares on the date of grant, in the case of incentive stock options, and 85% of the fair market value of the shares on the date of grant, in the case of nonstatutory stock options, as determined by the Administrator, based upon the closing price on the NASDAQ National Market System on the date of grant. Incentive stock options granted to shareholders owning more than 10% of the Company's outstanding stock are subject to the additional restriction that the exercise price on such options must be at least 110% of the fair market value on the date of the grant. Nonstatutory stock options granted to a "covered employee" under Section 162(m) of the Code are subject to the additional restriction that the exercise price on such options must be at least 100% of the fair market value on the date of grant.

    In December 1997, all employees of the Company, other than consultants, who hold outstanding options to purchase Common Stock of the Company were offered an opportunity to exchange their outstanding for new options by January 14, 1998. The exercise price of new options is the trading price of the Company's Common Stock at the close of business on January 14, 1998 with a floor of $5.00 per share. The holders of such repriced options agreed to surrender and cancel their old options and forfeit all vesting of the old options. For those who participated in the option exchange program, the new date of grant is and the new vesting commencement date commenced on December 4, 1997.

    (c) TERMINATION OF EMPLOYMENT. If the optionee's employment or consulting relationship with the Company is terminated for any reason other than death or total and permanent disability, options under the 1996 Plan may be exercised not later than thirty days (or such other period after, not exceeding three months in the case of incentive stock options or six months in the case of nonstatutory stock options, as determined by the Administrator) after the date of such termination to the extent the option was exercisable on the date of such termination. In no event may an option be exercised by any person after its termination date.

    (d) DISABILITY. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of total and permanent disability, options may be exercised within six months (or such other period of time not exceeding twelve months as determined by the Administrator) after the date of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after its termination date.

    (e) DEATH. If an optionee should die while employed or retained by the Company, and such optionee has been continuously employed or retained by the Company since the date of grant of the option, the option may be exercised within six months after the date of death (or such other period of time, not exceeding six months, as determined by the Administrator) by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent the right to exercise what would have accrued had the optionee continued living and remained employed or retained by the Company for three months after the date of death, but in no event may the option be exercised after its termination date.

    If an optionee should die within thirty days (or such other period of time not exceeding three months as determined by the Administrator) after the optionee has ceased to be continuously employed or retained by the Company, the option may be exercised within six months after the date of death by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent that the optionee was entitled to exercise the option at the date of termination, but in no event may the option be exercised after its termination date.

    (f) OPTION TERMINATION DATE. Incentive stock options granted under the 1996 Plan expire ten years from the date of grant unless a shorter period is provided in the option agreement. Incentive stock options granted to shareholders owning more than 10% of the Company's outstanding stock may not have a term of more than five years.

    (g) NONTRANSFERABILITY OF OPTIONS. Incentive stock options are nontransferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee. In the case of nonstatutory stock options, the Administrator may at its discretion, in certain circumstances, allow the transferability of such options.

    (h) ACCELERATION OF OPTIONS. In the event of a merger of the Company with or into another corporation or sale of substantially all of the Company's assets, the Administrator may either effect a substitution or assumption of options or give written notice of the acceleration of the optionee's right to exercise his or her outstanding options in part or in full at any time within fifteen days of such notice.

    (i) OTHER PROVISIONS. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1996 Plan as may be determined by the Administrator.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

    In the event any change is made in the Company's capitalization, such as a stock split or dividend, that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the option price, the number of shares subject to each option, the annual limitation on grants to employees, as well as the number of shares available for issuance under the 1996 Plan. In the event of the proposed dissolution or liquidation of the Company, all outstanding options automatically terminate unless otherwise provided by the Administrator.

AMENDMENT AND TERMINATION

    The Board of Directors may amend the 1996 Plan at any time or from time to time or may terminate it without approval of the shareholders; provided, however, that shareholder approval is required for any amendment to the 1996 Plan that: (i) increases the number of shares that may be issued under the 1996 Plan, (ii) modifies the standards of eligibility, or (iii) modifies the limitation on grants to employees described in the 1996 Plan or results in other changes which would require shareholder approval to qualify options granted under the 1996 Plan as performance-based compensation under Section 162(m) of the Code. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the 1996 Plan, unless mutually agreed otherwise between the optionee and the Board of Directors. The 1996 Plan shall terminate in November 2006, provided that any options then outstanding under the 1996 Plan shall remain outstanding until they expire by their terms.

FEDERAL INCOME TAX ASPECTS OF THE 1996 PLAN

    The following is a brief summary of the federal income tax consequences of transactions under the 1996 Option Plan based on federal income tax laws in effect on the Record Date. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current federal income tax law and expressly does not discuss the income tax law of any state, municipality or non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisors concerning tax implications of option grants and exercises and the disposition of stock acquired upon such exercises under the 1996 Option Plan.

    There are no federal income tax consequences to the optionee or the Company upon the grant of an option. Generally, there are no federal income tax consequences to the optionee or the Company upon the exercise of an ISO (except that the alternative minimum tax may apply). Upon exercise of an NSO, the optionee normally will recognize taxable ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Optionees who are employees generally may elect to satisfy the withholding tax obligation by payment of the taxes in cash or out of the current earnings paid to the optionee.

    If an optionee holds the stock acquired upon exercise of an ISO for at least two years from the date on which the option is granted and at least one year from the date of exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    Upon disposition of the stock acquired upon exercise of an NSO, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term, depending on whether the stock was held for more than one year.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum is required to approve the amendments to the 1996 Plan to increase the number of shares reserved thereunder by 750,000 shares.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF
        AMENDMENTS TO THE 1996 PLAN TO INCREASE THE SHARES RESERVED FOR
                     ISSUANCE THEREUNDER BY 750,000 SHARES.

                                 PROPOSAL NO. 3
        APPROVAL OF AMENDMENTS TO THE 1995 DIRECTORS' STOCK OPTION PLAN

    At the Annual Meeting, the Company's shareholders are being asked to approve amendments to the 1995 Directors' Stock Option Plan (the "Directors' Option Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares to an aggregate total of 400,000 shares, to change the number of shares granted pursuant to the Subsequent Option to each nonemployee director to 5,000 shares for the 1997 Annual Meeting and to 10,000 shares thereafter, and to reprice the exercise price of all options previously granted under the Directors' Option Plan to the greater of the closing price of the Company's stock on April 15, 1998 or $5.00 per share.

GENERAL AND PURPOSE

    The Directors' Option Plan was adopted by the Board of Directors in December 1995 and approved by the shareholders in January 1996. The Board initially reserved a total of 200,000 shares of Common Stock for issuance thereunder. The Directors' Option Plan provides for the grant of nonstatutory stock options to nonemployee directors of the Company. The Directors' Option Plan is designed to work automatically and not to require administration; however, to the extent administration is necessary, it will be provided by the Board of Directors.

    The purpose of the Directors' Option Plan is to provide an incentive for directors to continue to serve the Company as directors and to assist the Company in recruiting highly qualified individuals when vacancies occur on the Board of Directors.

GRANT AND EXERCISE OF OPTION

    The Directors' Option Plan provides that each person who becomes a nonemployee director after the effective date of the Directors' Option Plan shall be automatically granted a "First Option" to purchase 20,000 shares of Common Stock on the date on which such person first becomes a nonemployee director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy, unless such person has previously been granted an equivalent option by the Company to purchase shares under any stock option plan of the Company. A "Subsequent Option" to purchase is automatically granted to each nonemployee director on the date of each annual meeting of the shareholders at which such director is elected, provided that on that date the nonemployee director has served on the Board of Directors for at least six months. The options vest in full on the date of grant.

    The Directors' Option Plan provides for neither a maximum nor a minimum number of shares subject to options that may be granted to any one nonemployee director, but does provide for the number of shares that may be included in any grant and the method of making a grant. No option granted under the Directors' Option Plan is transferable by the optionee other than by will or the laws of descent or distribution or pursuant to the terms of a qualified domestic relations order (as defined by the Internal Revenue Code of 1986), and each option is exercisable, during the lifetime of the optionee, only by such optionee.

MATERIAL AMENDMENTS

    The Board of Directors believe that in order to attract and retain qualified outside directors and to provide such outside directors with adequate incentive through their proprietary interest in the Company, it is necessary to amend the Directors' Option Plan to change the number of shares granted to each nonemployee director pursuant to the Subsequent Option to 5,000 shares for the 1997 Annual Meeting of Shareholders and 10,000 shares on the date of each annual meeting of the shareholders thereafter, to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares to an aggregate total of 400,000 shares and to reprice the exercise price of all stock options previously granted under the Directors' Option Plan to the greater of the closing price of the Company's Common Stock on April 15, 1998 or $5.00 per share. At the Annual Meeting of Shareholders, the shareholders are being asked to approve the above amendments to the Directors' Option Plan.

EXERCISE PRICE AND TERM OF OPTIONS

    The exercise price of all stock options granted under the Directors' Option Plan shall be equal to the fair market value of a share of the Company's Common Stock on the date of grant of the option, which is defined to be the closing sale price of the Company's Common Stock on an exchange or the NASDAQ National Market System on the date of grant. Options granted under the Directors' Option Plan have a term of ten years unless terminated sooner.

MERGER OR SALE OF ASSETS

    In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the assets of the Company, a merger of the Company with or into another corporation in which the Company is not the surviving corporation or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, each nonemployee director will have either (i) a reasonable time within which to exercise their options, prior to the effectiveness of such dissolution, liquidation, sale, merger or reorganization, at the end of which time the options will terminate, or (ii) the right to exercise the options, including any part of the options that would not otherwise be exercisable, or receive substitute options with comparable terms, as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such dissolution, liquidation, sale, merger or reorganization.

AMENDMENT AND TERMINATION

    The Board of Directors may at any time amend or terminate the Directors' Option Plan, except that such termination cannot affect options previously granted without the agreement of any optionee so affected. Notwithstanding the foregoing, the provisions regarding the grant of options under the Directors' Option Plan may be amended only once in any six-month period, other than to comply with the changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

    If not terminated earlier, the Directors' Option Plan will expire in 2005.

FEDERAL INCOME TAX ASPECTS OF THE DIRECTORS' OPTION PLAN

    The following is a brief summary of the federal income tax consequences of transactions under the Director's Option Plan based on federal income tax laws in effect on the Record Date. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current federal income tax law and expressly does not discuss the income tax law of any state, municipality or non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisors concerning tax implications of option grants and exercises and the disposition of stock acquired upon such exercises under the Directors' Option Plan.

    Options granted under the Directors' Option Plan are nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option. However upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares on the date of exercise over the option exercise price. Because the optionee is a director of the Company, the date of taxation (and the date of measurement of taxable ordinary income) may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. Upon disposition of such shares by the optionee, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term, depending on whether the stock was held for more than one year. The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory stock option.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum is required to approve adoption of the amendments to the Directors' Option Plan to change the number of shares granted to each nonemployee director at each annual meeting pursuant to the Subsequent Option to 5,000 shares for the 1997 Annual Meeting and 10,000 shares thereafter, to increase the number of shares reserved thereunder by 200,000 shares, and to reprice the exercise price of all stock options previously granted under the Directors' Option Plan to the greater of the closing price of the Company's Common Stock on April 15, 1998 or $5.00 per share.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDMENTS TO THE 1995 DIRECTORS' STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED THEREUNDER BY 200,000 SHARES, TO CHANGE THE NUMBER OF SHARES GRANTED TO
       EACH NONEMPLOYEE DIRECTOR AT EACH ANNUAL MEETING PURSUANT TO THE
        SUBSEQUENT OPTION TO 5,000 SHARES FOR THE 1997 ANNUAL MEETING
          AND 10,000 SHARES THEREAFTER, AND TO REPRICE THE EXERCISE
             PRICE OF ALL STOCK OPTIONS PREVIOUSLY GRANTED UNDER
                    THE 1995 DIRECTORS' STOCK OPTION PLAN.

                                 PROPOSAL NO. 4
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has appointed the firm of Ernst & Young LLP, independent auditors to audit the financial statements of the Company for the fiscal year ending October 31, 1998, and recommends that the shareholders vote for ratification of this appointment. In the event the shareholders do not ratify such appointment, the Board of Directors will reconsider its selection. Ernst & Young LLP has audited the Company's financial statements for the fiscal years ending October 31, 1994, 1995, 1996 and 1997. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REQUIRED VOTE

    The ratification of the appointment of Ernst & Young LLP as the Company's independent auditors requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote and constituting a majority of the required quorum.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF
            ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS
                  FOR THE FISCAL YEAR ENDING OCTOBER 31, 1998.

                       EXECUTIVE OFFICERS OF THE COMPANY

    The following sets forth certain information with regard to executive officers of Landec Corporation. Ages are as of January 31, 1998.

    Gary T. Steele (age 49) has been President and Chief Executive Officer of the Company since 1991 and Chairman of the Board of Directors since January 1996. Mr. Steele has over 18 years of experience in the biotechnology, instrumentation and material science fields. From 1985 to 1991, Mr. Steele was President and Chief Executive Officer of Molecular Devices Corporation, a bioanalytical instrumentation company. From 1981 to 1985, Mr. Steele was Vice President, Product Development and Business Development at Genentech, Inc., a biomedical company focusing on pharmaceutical drug development. Mr. Steele has also worked with McKinsey and Co. and Shell Oil Company.

    David D. Taft, Ph.D. (age 59) has been Chief Operating Officer of the Company since 1993. Dr. Taft also served as a director of the Company from June 1990 through December 1995. From February 1986 to April 1993, Dr. Taft was Vice President and Group Manager of the Manufacturing Group at Raychem Corporation. From July 1983 to January 1986, Dr. Taft was Group Manager of the Telecom Group at Raychem Corporation and was appointed to the position of Vice President in October 1984. Dr. Taft has over 25 years of experience in the specialty chemical industry in research and development, sales and marketing, manufacturing and general management. Prior to joining Raychem Corporation, Dr. Taft was Executive Vice President of the Chemical Products Division and a Director of Henkel Corporation, a chemical manufacturing company. Dr. Taft was also an executive with General Mills Chemicals.

    Ray F. Stewart, Ph.D (age 44) is the founder of the Company and has served as Senior Vice President of Intellicoat Corporation since November 1996. From the Company's inception to November 1996 he served as the Vice President, Technology of Landec Corporation. He has also served as a director of Landec since 1986. Dr. Stewart has over 16 years of experience in the material science industry. Prior to founding Landec, Dr. Stewart worked at Raychem Corporation from 1979 to 1986. While at Raychem Corporation, Dr. Stewart managed development efforts in the areas of adhesives, plastic electrodes, sensors and synthetic polymer chemistry, and led the development and commercialization of several new product lines.

    Thomas F. Crowley (age 53) has been President and Chief Executive Officer of Intellicoat Corporation, a subsidiary of the Company, since November, 1996. From 1991 to 1995, Mr. Crowley was President and Chief Executive Officer of Broadcast Partners, a satellite communications firm serving farmers throughout North America with its FarmDayta information service. Broadcast Partners was a joint venture of Pioneer Hybrid, Farmland Industries and Illinois Farm Bureau and was sold to Data Transmission Network, Inc. in May 1996.

    A. Wayne Tamarelli, Ph.D. (age 56) has been Senior Vice President of the Company since April 1997, when the Company acquired Dock Resins Corporation, where he has served as the Chairman and Chief Executive Officer since 1983. Dr. Tamarelli has over 30 years of experience in specialty chemicals, advanced materials, and process licensing. He was formerly employed by Exxon Corporation, and later by Engelhard Corporation as Senior Vice President where he managed groups of worldwide businesses in chemicals, environmental protection products, and energy conservation technologies. Previously he was a professor at Carnegie-Mellon University. Dr. Tamarelli has been involved in leadership positions in a number of industry, community and civic organizations, including serving as a Chairman of the Synthetic Organic Chemical Manufacturers' Association, Chairman of the Chemical Industry Council of New Jersey, Chairman of the Metropolitan New York Paint and Coatings Association.

    Joy T. Fry (age 38) has been Chief Financial Officer and Vice President of Finance and Administration of the Company since 1992. From February until December 1992, Ms. Fry served as Controller and Director of Administration of the Company. From 1987 to 1992, Ms. Fry was Controller of the Network Adapter Division and Corporate Planning Manager at 3Com Corporation, a publicly-held network computing company. Prior to joining 3Com Corporation, Ms. Fry was a Manager with Arthur Young & Company.

    Larry Greene (age 43) has been Vice President of Manufacturing of the Company since 1996. From 1995 to 1996, Mr. Greene served as General Manager of the Company's QuickCast business line. From 1993 to 1995, Mr. Greene served as Vice President of Product Development for Landec, and from 1987 to 1993 he held a variety of product development and commercial development positions for the Company. Prior to joining Landec, Mr. Greene was Manager of the Asia Pacific Region for Zoecon Corporation, a manufacturer of consumer and animal healthcare products, where he was responsible for product development, marketing and technology licensing in Japan, Taiwan, Korea and China.

    Guy J. Stokes (age 49) has been Vice President of Commercial Development of the Company for specialty polymers since October 1996. From 1995 to September 1996, he was a general partner and director of Resin Technology Incorporated in Daytona Beach, Florida, a developer of thermoset products. From 1976 to 1995, Mr. Stokes held a variety of sales, marketing and general management positions at Hexcel Corporation including Business Manager of the Resins Product Division and of Advanced Tooling Products at Hexcel.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of the Company's Common Stock as of January 30, 1998 as to (i) each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the executive officers named in the Summary Compensation Table of this proxy and (iv) all directors and executive officers as a group.

                                                                                    SHARES BENEFICIALLY OWNED(1)
            5% SHAREHOLDERS, DIRECTORS, NAMED EXECUTIVE OFFICERS,               ------------------------------------
               AND DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP                      NUMBER       PERCENT OF TOTAL(2)
------------------------------------------------------------------------------  ---------------  -------------------
The Capital Group Companies, Inc.; Capital Research & Management; SMALLCAP
  World Fund, Inc.............................................................      690,000(4)            5.42%
  333 South Hope Street
  Los Angeles, CA 90071 (3)

Chase Venture Capital Associates, L.P.........................................    1,306,817(6)           10.27%
  380 Madison Avenue, 12th Floor
  New York, NY 10128 (5)

Domain Partners II, L.P; Domain Associates....................................      797,572(8)            6.27%
  One Palmer Square, Suite 515
  Princeton, NJ 08542 (7)

Hambrecht & Quist Capital Management..........................................      656,492(9)            5.16%
  50 Rowes Wharf, 4th Floor
  Boston, MA 02110

Michael Williams..............................................................    1,342,247              10.55%
  306 N. Main Street
  Monticello, IN 47960 (10)

Zesiger Capital Group LLC.....................................................    1,381,600(12)          10.86%
  320 Park Avenue, 30th Floor
  New York, NY 10022 (11)

Gary T. Steele................................................................      285,517(13)           2.20%
  Chairman of the Board of Directors,
  Chief Executive Officer and President

David D. Taft, Ph.D...........................................................      175,509(14)           1.36%
  Chief Operating Officer

Ray F. Stewart, Ph.D..........................................................      298,000(15)           2.34%
  Director; Senior Vice President of Intellicoat Corporation

Thomas Crowley................................................................        2,424(16)           *
  President and Chief Executive Officer of Intellicoat Corporation

Joy T. Fry....................................................................       75,296(17)           *
  Chief Financial Officer and Vice President of Finance and Administration

Damion E. Wicker, M.D., Director..............................................    1,329,280(18)          10.43%

Kirby L. Cramer, Director.....................................................       20,434(19)           *

Richard Dulude, Director......................................................       25,000(20)           *

Stephen E. Halprin, Director..................................................       43,063(21)           *

Richard S. Schneider, Ph.D., Director.........................................      810,184(22)           6.36%

All directors and executive officers as a group (13 persons)..................    3,538,780(23)          26.45%

------------------------

  * Less than 1%

 (1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

 (2) As of January 30, 1998, 12,722,906 shares were issued and outstanding.

 (3) This information is based on a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 10, 1998 by: The Capital Group Companies, Inc., Capital Research & Management, and SMALLCAP World Fund, Inc.

 (4) The above-described beneficial owners report voting and dispositive powers as follows. The Capital Group Companies, Inc. and Capital Research and Management Company each have sole dispositive power with respect to 690,000 shares and have no voting power. SMALLCAP World, Inc. reports sole voting power with respect to 690,000 shares and no shared voting power or dispositive power.

 (5) This information is based on a Schedule 13G filed with the SEC on February 21, 1997 by Chase Venture Capital Associates, L.P.

 (6) Chase Venture Capital Associates, L.P. reports voting and dispositive power as follows: sole voting and dispositive power with respect to 1,306,817 shares, and shared voting and dispositive power with respect to 11,956 shares. This number does not include 22,463 shares subject to outstanding stock options exercisable on or before March 31, 1998, which are owned by Damion E. Wicker, M.D., a director of the Company. He is a general partner of Chase Venture Capital Associates, L.P.

 (7) This information is based on a Schedule 13G filed with the SEC on February 12, 1997 by Domain Partners II, L.P. and Domain Associates.

 (8) This number includes 793,951 shares owned by Domain Partners II, L.P. and 3,621 shares owned by Domain Associates. This number does not include 292 shares owned by Richard S. Schneider, Ph.D. or 12,320 shares owned by Dr. Schneider which are subject to outstanding stock options exercisable on or before March 31, 1998. Dr. Schneider, who is a director of the Company, is a general partner of Domain Partners II, L.P. and a general partner of Domain Associates.

 (9) This information is based on information provided by the NASDAQ On-Line Service, dated September 30, 1997.

(10) Mr. Williams is President of Fielder's Choice Hybrids, a division of Intellicoat Corporation and Senior Vice President of Intellicoat Corporation, a subsidiary of the Company.

(11) This information is based on a Schedule 13G/A filed with the SEC on February 10, 1998 by Zesiger Capital Group LLC.

(12) Zesiger Capital Group LLC has sole voting power with respect to 853,000 shares, sole dispositive power with respect to 1,381,600 shares and has no shared voting or dispositive power.

(13) Includes 282,535 shares subject to outstanding stock options exercisable on or before March 31, 1998.

(14) Includes 579 shares owned by his wife and 1,160 shares owned by his children. Also includes 156,379 shares subject to outstanding stock options exercisable on or before March 31, 1998.

(15) Includes 20,868 shares owned by Dr. Stewart's minor children. Also includes 16,277 shares subject to outstanding stock options exercisable on or before March 31, 1998. Excludes 288,281 shares subject to outstanding Intellicoat Corporation stock options exercisable on or before March 31, 1998.

(16) Includes 1,562 shares subject to outstanding stock options exercisable on or before March 31, 1998. Excludes 166,666 shares subject to outstanding Intellicoat Corporation stock options exercisable on or before March 31, 1998.

(17) Includes 59,959 shares subject to outstanding stock options exercisable on or before March 31, 1998.

(18) Includes 1,306,817 shares owned by Chase Venture Capital Associates, L.P., of which Dr. Wicker is a general partner. Dr. Wicker disclaims beneficial ownership of shares held by Chase Venture Capital Associates, L.P. except to the extent of his pecuniary interest in such shares. Also includes 22,463 shares subject to outstanding stock options exercisable on or before March 31, 1998.

(19) Represents 20,434 shares subject to outstanding stock options exercisable on or before March 31, 1998.

(20) Represents 25,000 shares subject to outstanding stock options exercisable on or before March 31, 1998.

(21) Includes 20,033 shares owned by OSCCO III, L.P. of which Mr. Halprin is a general partner. Also includes 10,290 shares subject to outstanding stock options exercisable on or before March 31, 1998.

(22) Includes 797,572 shares held by Domain Partners II, L.P. and Domain Associates. Dr. Schneider is a general partner of both entities and disclaims beneficial ownership of shares held by such entities except to the extent of his pecuniary interest in such shares. Also includes 12,320 shares subject to outstanding stock options exercisable on or before March 31, 1998.

(23) Includes an aggregate of 655,312 shares held by officers and directors which are issuable upon exercise of options exercisable on or before March 31, 1998. Also includes 1,306,817 shares owned by Chase Venture Capital Associates, L.P., (of which Dr. Wicker, a director of the Company, is a general partner) and 797,572 shares owned by Domain Partners II, L.P. and Domain Associates (of which Dr. Schneider, a director of the Company, is a general partner).

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH IN THIS PROXY SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

GENERAL

    The Company's executive compensation policies are determined by the Compensation Committee (the "Committee") of the Board of Directors. The Committee is comprised of two nonemployee directors.

    The objective of the Company's executive compensation program is to align executive compensation with the Company's business objectives and performance, and to enable the Company to attract, retain and reward executives who contribute to the long-term business success of the Company. The Company's executive compensation program is based on the same four basic principles that guide compensation decisions for all employees of the Company:

    - The Company compensates for demonstrated and sustained performance.

    - The Company compensates competitively.

    - The Company strives for equity and fairness in the administration of compensation.

    - The Company believes that each employee should understand how his or her compensation is determined.

    The Company believes in compensating its executives for demonstrated and sustained levels of performance in their individual jobs. The achievement of higher levels of performance and contribution are rewarded by higher levels of compensation. In order to ensure that it compensates its executives competitively, the Company regularly compares its compensation practices to those of other companies of comparable size within similar industries. Through the use of independent compensation surveys and analysis, employee compensation training, and periodic pay reviews, the Company strives to ensure that compensation is administered equitably and fairly and that a balance is maintained between how executives are paid relative to other employees and relative to executives with similar responsibilities in comparable companies.

    The Committee meets at least twice annually. Additionally, the Committee may hold special meetings to approve the compensation program of a newly hired executive or an executive whose scope of responsibility has significantly changed. Each year, the Committee meets with the Chief Executive Officer ("CEO") regarding executive compensation projections for the next three years and proposals for executive compensation for the next operating year. Compensation plans are based on compensation surveys and assessments as to the demonstrated and sustained performance of the individual executives. The Committee then independently reviews the performance of the CEO and the Company, and develops the annual compensation plan for the CEO based on competitive compensation data and the Committee's evaluation of the CEO's demonstrated and sustained performance and its expectation as to his future contributions in leading the Company. The Committee presents for adoption its findings on the compensation of each individual executive at a subsequent meeting of the full Board of Directors.

COMPENSATION OF EXECUTIVE OFFICERS

    During the fiscal year that ended on October 31, 1997, the Company's executive compensation program was comprised of the following key components:

    BASE SALARY.

    The Company sets the base salaries of its executives at the levels of comparably sized companies engaged in similar industries.

    EQUITY-BASED INCENTIVES.

    Stock options are an important component of the total compensation of executives and are designed to align the interests of each executive with those of the shareholders. Each year the Committee considers the grant to executives of stock option awards under the Company's stock option plans. The Committee believes that stock options provide added incentive for the executives to influence the strategic direction of the Company, and to create and increase value for customers, shareholders and employees. The option grants generally utilize four-year vesting periods to encourage executives to continue contributing to the Company. The number of shares owned by, or subject to options held by, each executive officer is periodically reviewed and additional awards are considered based upon past performance of the executive and the relative holdings of other executives in the Company and at other companies in the comparable industry. In the fiscal year that ended on October 31, 1997, the Company granted incentive stock options under its 1996 Stock Option Plan and 1988 Stock Option Plan to the following six executive officers: Messrs. Greene (50,000 shares), Steele (350,000 shares), Stewart (10,000 shares), Stokes (50,000 shares), Taft (45,000 shares) and Ms. Fry (50,000 shares). In addition, Thomas Crowley (President and Chief Executive Officer of Intellicoat Corporation, the Company's subsidiary) and Ray F. Stewart, Ph.D. (Senior Vice President of Intellicoat Corporation) were granted options to purchase 500,000 and 450,000 shares of common stock of Intellicoat Corporation, respectively.

    BONUS AWARDS PAID IN FISCAL YEAR 1997.

    In November 1997, the Committee approved a bonus for the CEO in recognition of his efforts in contributing to the Company's fiscal 1997 performance. In November 1996, the Committee approved bonuses for certain executive officers earned in fiscal year 1996, which were paid in fiscal year 1997.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER.

    The Compensation Committee evaluates the performance of the Company's CEO, sets his base compensation and determines bonuses and awards stock or option grants, if any.

    The fiscal 1997 compensation of Gary T. Steele, the Company's CEO and President, consisted of base salary and a bonus. The CEO's base salary for fiscal year 1997 was established by the Committee at a level comparable to the base salaries of comparably sized companies engaged in similar industries. As with other executive officers of the Company, the amounts of the CEO's bonus awards are based on attainment of a combination of corporate and individual performance objectives. Mr. Steele's fiscal 1997 year-end bonus of $75,000, or 25 percent of his base salary, reflects the Committee's judgment as to Mr. Steele's personal performance during the fiscal year as well as his role in the attainment of the Company's overall objectives.

    DEDUCTIBILITY OF EXECUTIVE COMPENSATION.

    The Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, unless such compensation meets the requirements for the "performance-based" exception to the general rule. Since the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million, the Committee believes that this section will not affect the tax deductions available to the Company. It will be the Committee's policy to qualify, to the extent reasonable, the executive officers' compensation for deductibility under applicable tax law.

                                          COMPENSATION COMMITTEE

                                          Kirby L. Cramer
                                          Richard S. Schneider, Ph.D.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Neither Mr. Cramer nor Dr. Schneider has been an officer or employee of the Company or any of its subsidiaries.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

    The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and the four other highest-paid executive officers whose salary and bonus for the fiscal year ended on October 31, 1997 were in excess of $100,000 (collectively, the "Named Executive Officers") for services rendered in all capacities to the Company for that fiscal year.

                                                                                        LONG-TERM
                                                    ANNUAL COMPENSATION            COMPENSATION AWARDS
                                               -----------------------------   ----------------------------
                                               FISCAL                            STOCK         ALL OTHER
NAME AND PRINCIPAL POSITION                     YEAR    SALARY($)   BONUS($)    OPTIONS     COMPENSATION($)
---------------------------------------------  ------   ---------   --------   ----------   ---------------
                                                           (1)                                    (2)
Gary T. Steele ..............................   1997      258,333    75,000       350,000        3,830
  Chief Executive Officer, President and        1996      238,884    50,060            --        3,830
  Chairman of the Board                         1995      219,423    15,050        34,782        3,830

David D. Taft ...............................   1997      205,000    25,000        45,000          830
  Chief Operating Officer                       1996      199,719        --            --          830
                                                1995      188,061    20,060        31,304          830

Ray F. Stewart ..............................   1997      154,167        --       460,000(4)        830
  Senior Vice President, Intellicoat            1996      151,154        --            --          830
  Corporation(3)                                1995      129,000        60        13,913          830

Thomas Crowley ..............................   1997      165,000        --       500,000(5)        830
  President and Chief Executive Officer,
  Intellicoat Corporation(3)

Joy T. Fry ..................................   1997      137,500    25,000        50,000          830
  Vice President, Finance and Administration    1996      123,646        --            --          830
  and Chief Financial Officer                   1995      109,041     7,560        24,347          830

------------------------

(1) Includes amounts deferred under the Company's 401(k) plan.

(2) Comprised of premiums paid by the Company under the Company's group term life insurance policy. For Mr. Steele, also includes premiums paid by the Company under the Company's disability insurance policy.

(3) Intellicoat Corporation is a subsidiary of the Company.

(4) Includes 450,000 shares of options to purchase the common stock of Intellicoat Corporation.

(5) Represents Intellicoat Corporation stock options.

                    STOCK OPTION GRANTS IN FISCAL YEAR 1997

    The following table sets forth information for the Named Executive Officers with respect to grants of options to purchase Common Stock of the Company made in the fiscal year ended October 31, 1997 and the value of all options held by such executive officers on October 31, 1997.

                                            INDIVIDUAL GRANTS
                                      ------------------------------
                                        NUMBER OF      % OF TOTAL                                 GRANT DATE VALUE
                                       SECURITIES     OPTIONS/SARS                               ------------------
                                       UNDERLYING      GRANTED TO     EXERCISE OR                    GRANT DATE
                                      OPTIONS/SARS    EMPLOYEES IN    BASE PRICE    EXPIRATION     PRESENT VALUE
NAME                                    GRANTED*      FISCAL YEAR**     ($/SH)         DATE            ($)(1)
------------------------------------  -------------  ---------------  -----------  ------------  ------------------
Gary T. Steele......................     350,000(2)        32.71%         12.00      11/18/2006        1,068,925
David D. Taft.......................      45,000(3)         4.20%          7.625       1/6/2007          124,244
Ray F. Stewart......................      10,000(4)         0.93%          7.625       1/6/2007           27,610
Thomas Crowley......................           0(5)           --              --             --               --
Joy T. Fry..........................      50,000(3)         4.67%          7.625       1/6/2007          138,048

------------------------

* Stock options granted pursuant to both the 1988 and 1996 Stock Option Plans generally vest in 2.08% increments monthly commencing 30 days from the date of the grant, becoming fully vested on the fourth anniversary of the date of the grant. The stock option grants to Mr. Steele vest over a ten-year period.

** Total number of options granted by the Company for the fiscal year ended October 31, 1997 is 1,070,300 shares.

(1) The Company uses a Black-Scholes model of option valuation to determine grant date present value. The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. Calculations for the Named Executive Officers are based on a 4.33 year expected option life which reflects the Company's experience that its options, on average, are exercised within 4.33 years of grant. Other assumptions used for the valuations are: interest rate (risk-free rate of return) of 6.16%; annual dividend yield of 0%; and volatility of 40%. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent upon a number of factors, including the future performance of the Common Stock, overall market conditions and the timing of option exercises, if any. The exercise price of the option grants to Mr. Steele was above the market price of the Company's Common Stock on the date of grant ($8.25).

(2) 89,000 shares of such options were granted pursuant to the 1988 Stock Option Plan and 261,000 shares of such options were granted pursuant to the 1996 Stock Option Plan.

(3) Granted pursuant to the 1988 Stock Option Plan.

(4) Granted pursuant to the 1988 Stock Option Plan. Mr. Stewart was also granted options to purchase 450,000 shares of the common stock of Intellicoat Corporation, where he serves as Senior Vice President, pursuant to the 1996 Intellicoat Stock Plan.

(5) Mr. Crowley was granted options to purchase 500,000 shares of the common stock of Intellicoat Corporation, where he serves as President and Chief Executive Officer, pursuant to the 1996 Intellicoat Stock Plan.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997
                       AND FISCAL YEAR-END OPTION VALUES

    The following table sets forth information for the executive officers named in the Summary Compensation Table with respect to exercises in fiscal year 1997 of options to purchase Common Stock of the Company. During the fiscal year that ended on October 31, 1997, no shares were acquired by the Named Executive Officers upon exercise of options.

                                                                               VALUE OF UNEXERCISED
                                                  NUMBER OF UNEXERCISED      IN-THE- MONEY OPTIONS AT
                                                   OPTIONS AT 10/31/97               10/31/97
NAME                                           (EXERCISABLE/UNEXERCISABLE)(1) (EXERCISABLE/UNEXERCISABLE)(2)
---------------------------------------------  ---------------------------  ---------------------------
Gary T. Steele...............................        287,498/358,153            $1,161,784/$73,254
David D. Taft................................        152,494/49,027              $609,247/$46,176
Ray F. Stewart...............................         16,077/14,792               $54,766/$22,901
Thomas Crowley(3)............................             -(3)-                        -(3)-
Joy T. Fry...................................         61,319/51,243              $210,598/$37,794

------------------------

(1) No stock appreciation rights (SARs) were outstanding during fiscal year
    1997.

(2) Based on the closing price of the Company's Common Stock as reported on the NASDAQ National Market System on October 31, 1997 of $4.875 per share minus the exercise price of the in-the-money options.

(3) Mr. Crowley was not granted any Landec stock options during fiscal year
    1997.

                               PERFORMANCE GRAPH

    The following graph summarizes cumulative total shareholder return data (assuming reinvestment of dividends) for the period since the Company's stock was first registered under Section 12 of the Securities Exchange Act of 1934 (February 15, 1996). The graph assumes that $100 was invested (i) on February 15, 1996 in the Common Stock of Landec Corporation at a price per share of $12.00, the price at which such stock was first offered to the public on that date, (ii) on January 31, 1996 in the Standard & Poor's 500 Stock Index and
(iii) on January 31, 1996 in the NASDAQ Industrial Index. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LANDEC CORPORATION    S&P 500 INDEX    NASDAQ INDUSTRIAL INDEX
1/31/96                $100.00          $100.00                    $100.00
10/31/96                $73.96          $110.89                    $111.05
10/31/97                $40.63          $143.80                    $141.84

    The following description data are supplied in accordance with Rule 304(d) of Regulation S-T:

                                                                            1/31/96(1)     10/31/96     10/31/97
                                                                           -------------  -----------  -----------
Landec Corporation.......................................................          100         73.96        40.63
Standard & Poor's 500 Index..............................................          100        110.89       143.80
NASDAQ Industrial Index..................................................          100        111.05       141.84

------------------------

(1) February 15, 1996 for Landec Corporation.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In April 1997, the Company entered into an employment agreement with Dr. Tamarelli providing that, in the case of involuntary termination other than for cause or Dr. Tamarelli's resignation for cause, salary will continue to be paid through April 2002.

    In August 1997, the Company and Intellicoat Corporation entered into an employment agreement with Mr. Williams providing that, in the case of involuntary termination other than for cause or a constructive termination, salary will continue to be paid through August 2002, certain bonuses will be paid out on a pro-rata basis, and, if Mr. Williams is an employee at the time of such termination, certain benefits will continue to be paid through the earlier of two years from the termination date or August 2002.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and holders of more than ten percent of the Company's Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended October 31, 1997 all Section 16(a) filing requirements applicable to the Company's officers, directors and holders of more than ten percent of the Company's Common Stock were complied with, except that (1) Drs. Wicker and Tamarelli, Chase Venture Capital Associates L.P. (a more than ten percent shareholder of the Company), and Messrs. Blutt, Hannon and Baron (who are affiliates of Chase Venture Capital Associates, L.P.) filed Form 3's late; and (2) Chase Venture Capital Associates and Mr. Blutt filed Form 4's late.

                                 OTHER MATTERS

    The Board of Directors knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board may recommend.

    It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ TAE HEA NAHM

                                          TAE HEA NAHM
                                          SECRETARY

Dated: February 27, 1998

                              LANDEC CORPORATION

                            1996 STOCK OPTION PLAN

                         (As Amended in April 1998)

    1. PURPOSES OF THE PLAN. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

       Options granted hereunder may be either Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

    2. DEFINITIONS.  As used herein, the following definitions shall apply:

       (a) "ADMINISTRATOR" shall mean the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

       (b) "AFFILIATE" shall mean an entity other than a Subsidiary (as defined below) in which the Company owns an equity interest.

       (c) "APPLICABLE LAWS" shall have the meaning set forth in Section 4(a) below.

       (d) "BOARD" shall mean the Board of Directors of the Company.

       (e) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

       (f) "COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

       (g) "COMMON STOCK" shall mean the Common Stock of the Company.

       (h) "COMPANY" shall mean Landec Corporation, a California corporation.

       (i) "CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services; PROVIDED that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

       (j) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; PROVIDED that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from an

Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

       (k) "DIRECTOR" shall mean a member of the Board.

       (l) "EMPLOYEE" shall mean any person (including any Named Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

       (m) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

       (n) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

           (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable;

           (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

           (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

       (o) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

       (p) "NAMED EXECUTIVE" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

       (q) "NONSTATUTORY STOCK OPTION" shall mean an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

       (r) "OFFICER" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

       (s) "OPTION" shall mean a stock option granted pursuant to the Plan.

       (t) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

       (u) "OPTIONEE" shall mean an Employee or Consultant who receives an Option.

       (v) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

       (w) "PLAN" shall mean this 1996 Stock Option Plan.

       (x) "RULE 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

       (y) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

       (z) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 1,500,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

       If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant under the Plan.

    4. ADMINISTRATION OF THE PLAN.

       (a) COMPOSITION OF ADMINISTRATOR.

           (i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "APPLICABLE LAWS"), grants under the Plan may (but need not) be made by different administrative bodies with respect to Directors, Officers who are not directors and Employees who are neither Directors nor Officers.

           (ii) ADMINISTRATION WITH RESPECT TO DIRECTORS AND OFFICERS. With respect to grants of Options to Employees or Consultants who are also Officers or Directors of the Company, grants under the Plan shall be made by
(A) the Board, if the Board may make grants under the Plan in compliance with Rule 16b-3 and Section 162(m) of the Code as it applies so as to qualify grants of Options to Named Executives as performance-based compensation, or
(B) a Committee designated by the Board to make grants under the Plan, which Committee shall be constituted in such a manner as to permit grants under the Plan to comply with Rule 16b-3, to qualify grants of Options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

           (iii) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

           (iv) GENERAL. If a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 and to the extent required under Section 162(m) of the Code to qualify grants of Options to Named Executives as performance-based compensation.

       (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

           (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

           (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

           (iii) to determine whether and to what extent Options are granted hereunder;

           (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

           (v)   to approve forms of agreement for use under the Plan;

           (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

           (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted.

       (c) EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

    5. ELIGIBILITY.

       (a) RECIPIENTS OF GRANTS. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, PROVIDED, HOWEVER, that Employees of an Affiliate shall not be eligible to receive Incentive Stock Options. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

       (b) TYPE OF OPTION. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.
 For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

       (c) NO EMPLOYMENT RIGHTS. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

    6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 20 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 16 of the Plan.

    7. TERM OF OPTION. The term of each Option shall be the term stated in the Option Agreement; PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

    8. LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to options granted to any one Employee under this Plan for any fiscal year of the Company shall be 500,000.

    9. OPTION EXERCISE PRICE AND CONSIDERATION.

       (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

           (i)   In the case of an Incentive Stock Option

                 (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

                 (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

           (ii)  In the case of a Nonstatutory Stock Option

                 (A) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant; or

                 (B) granted to any person other than a Named Executive, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

           (iii) Notwithstanding anything to the contrary in subsections 9(a)(i) or 9(a)(ii) above, in the case of an Option granted on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

       (b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (4) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (5) any combination of the foregoing methods of payment, or (6) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

    10. EXERCISE OF OPTION.

        (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

        An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

        Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (b) TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

        (c) DISABILITY OF OPTIONEE. Notwithstanding Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), he or she may, but only within six
(6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

        (d) DEATH OF OPTIONEE.  In the event of the death of an Optionee:

           (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time, not exceeding six (6) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

           (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six
(6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

        (e) RULE 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

    11. WITHHOLDING TAXES. As a condition to the exercise of Options granted hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option.
The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

    12. STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, or (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than the applicable taxes, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE").

        Any surrender by an Officer or Director of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3.

        All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

        (a) the election must be made on or prior to the applicable Tax Date;

        (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; and

        (c) all elections shall be subject to the consent or disapproval of the Administrator.

        In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

    13. NON-TRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution; PROVIDED that the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to option agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee or a transferee permitted by this
Section 13.

    14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

        (a) ADJUSTMENT. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of shares of Common Stock for which Options may be granted to any employee under Section 8 of the Plan, and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        (b) CORPORATE TRANSACTIONS. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to some or all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

    15. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator; PROVIDED HOWEVER that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

    16. AMENDMENT AND TERMINATION OF THE PLAN.

        (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 20 of the Plan:

            (i) any increase in the number of Shares subject to the Plan, other than an adjustment under Section 14 of the Plan;

            (ii) any change in the designation of the class of persons eligible to be granted Options; or

            (iii) any change in the limitation on grants to employees as described in Section 8 of the Plan or other changes which would require shareholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code.

        (b) SHAREHOLDER APPROVAL. If any amendment requiring shareholder approval under Section 16(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 20 of the Plan.

        (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

    17. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    18. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    19. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

    20. SHAREHOLDER APPROVAL.

        (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange upon which the Shares are listed.

        (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

        (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 20(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of
(1) the first registration of any class of equity securities of the Company under Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

            (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under
Section 14(a) of the Exchange Act at the time such information is furnished;
and

            (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

                              LANDEC CORPORATION

                       1995 DIRECTORS' STOCK OPTION PLAN

                           (AS AMENDED IN APRIL 1998)

    1. PURPOSES OF THE PLAN.  The purposes of this Directors' Stock
Option Plan are to attract and retain the best available personnel for service as Directors of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

       All options granted hereunder shall be "nonstatutory stock options".

    2. Definitions.  As used herein, the following definitions shall apply:

       (a) "BOARD" shall mean the Board of Directors of the Company.

       (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

       (c) "COMMON STOCK"  shall mean the Common Stock of the Company.

       (d) "COMPANY"  shall mean Landec Corporation, a California corporation.

       (e) "CONTINUOUS STATUS AS A DIRECTOR" shall mean the absence of any interruption or termination of service as a Director.

       (f) "DIRECTOR" shall mean a member of the Board.

       (g) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

       (h) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

       (i) "OPTION" shall mean a stock option granted pursuant to the Plan. All options shall be nonstatutory stock options (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

       (j) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

       (k) "OPTIONEE" shall mean an Outside Director who receives an Option.

       (l) "OUTSIDE DIRECTOR" shall mean a Director who is not an Employee.

       (m) "PARENT" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

       (n) "PLAN"  shall mean this 1995 Directors' Stock Option Plan.

       (o) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

       (p) "SUBSIDIARY" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 400,000 Shares (the "Pool") of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

       If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

    4. ADMINISTRATION OF AND GRANTS OF OPTIONS UNDER THE PLAN.

       (a) ADMINISTRATOR. Except as otherwise required herein, the Plan shall be administered by the Board.

       (b) PROCEDURE FOR GRANTS. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

           (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

           (ii) Each person who becomes an Outside Director after the effective date of the Plan, other than any person who has previously been granted an equivalent option by the Company to purchase shares under any stock option plan of the Company, shall be automatically granted an Option to purchase 20,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy.

           (iii) Each Outside Director shall automatically be granted (i) with respect to the Annual Meeting of the Company's shareholders taking place in March 1997, an Option to purchase 5,000 Shares on the date of such meeting provided that, as of such date, such Outside Director shall have served on the Board for at least six (6) months, and (ii) with respect to all subsequent Annual Meetings of the Company's shareholders, an Option to purchase 10,000 Shares (a "Subsequent Option") on the date of each such Annual Meeting of the Company's shareholders immediately following which such Outside Director is serving on the Board, provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such Annual Meeting.

           (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, in the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors receiving an Option on such date on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

           (v) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any grant of an Option made before the Company has obtained shareholder approval of the Plan in accordance with Section 17 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 17 hereof.

           (vi) The terms of each First Option granted hereunder shall be as follows:

                 (1) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 9 hereof.

                 (2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option, determined in accordance with Section 8 hereof.

                 (3) the First Option shall be exercisable in full on the date of grant of the Option.

           (vii) The terms of each Subsequent Option granted hereunder shall be as follows:

                 (1) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 9 hereof.

                 (2) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option, determined in accordance with Section 8 hereof.

                 (3) the Subsequent Option shall be exercisable in full on the date of grant of the Subsequent Option.

       (c) POWERS OF THE BOARD. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to interpret the Plan;
(iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

       (d) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

       (e) SUSPENSION OR TERMINATION OF OPTION. If the President or his or her designee reasonably believes that an Optionee has committed an act of misconduct, the President may suspend the Optionee's right to exercise any option pending a determination by the Board of Directors (excluding the Outside Director accused of such misconduct). If the Board of Directors (excluding the Outside Director accused of such misconduct) determines an Optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company rules resulting in loss, damage or injury to the Company, or if an Optionee makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any Company customer to breach a contract with the Company or induces any principal for whom the Company acts as agent to terminate such agency relationship, neither the Optionee nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Board of Directors (excluding the Outside Director accused of such misconduct) shall act fairly and shall give the Optionee an opportunity to appear and present evidence on Optionee's behalf at a hearing before the Board or a committee of the Board.

    5. ELIGIBILITY.  Options may be granted only to Outside Directors.
All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

       The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

    6. TERM OF PLAN; EFFECTIVE DATE. The Plan shall become effective on the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

    7. TERM OF OPTIONS. The term of each Option shall be ten (10) years from the date of grant thereof.

    8. EXERCISE PRICE AND CONSIDERATION.

       (a) EXERCISE PRICE. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be 100% of the fair market value per Share on the date of grant of the Option.

       (b) FAIR MARKET VALUE. The fair market value shall be determined by the Board; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation ("Nasdaq") System) or, in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal. With respect to any Options granted hereunder concurrently with the initial effectiveness of the Plan, the fair market value shall be the Price to Public as set forth in the final prospectus relating to such initial public offering.

       (c) FORM OF CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist entirely of cash, check, other Shares of Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (which, if acquired from the Company, shall have been held for at least six months), or any combination of such methods of payment and/or any other consideration or method of payment as shall be permitted under applicable corporate law.

    9. EXERCISE OF OPTION.

       (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times as are set forth in
Section 4(b) hereof; provided, however, that no Options shall be exercisable prior to shareholder approval of the Plan in accordance with Section 17 hereof has been obtained.

       An Option may not be exercised for a fraction of a Share.

       An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

            Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

       (b) TERMINATION OF STATUS AS A DIRECTOR. If an Outside Director ceases to serve as a Director, he or she may, but only within ninety (90) days after the date he or she ceases to be a Director of the Company, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

       (c) DISABILITY OF OPTIONEE. Notwithstanding Section 9(b) above, in the event a Director is unable to continue his or her service as a Director with the Company as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), he or she may, but only within six (6) months (or such other period of time not exceeding twelve
(12) months as is determined by the Board) from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

       (d) DEATH OF OPTIONEE.  In the event of the death of an Optionee:

           (i) During the term of the Option who is, at the time of his or her death, a Director of the Company and who shall have been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as Director for six (6) months (or such lesser period of time as is determined by the Board) after the date of death. Notwithstanding the foregoing, in no event may the Option be exercised after its term set forth in Section 7 has expired.

           (ii) Within three (3) months after the termination of Continuous Status as a Director, the Option may be exercised, at any time within six (6) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination. Notwithstanding the foregoing, in no event may the option be exercised after its term set forth in Section 7 has expired.

    10. NONTRANSFERABILITY OF OPTIONS. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder). The designation of a beneficiary by an Optionee does not constitute a transfer. An Option may be exercised during the lifetime of an Optionee only by the Optionee or a transferee permitted by this Section.

    11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS.

        (a) ADJUSTMENT. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        (b) CORPORATE TRANSACTIONS. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Company shall give to the Eligible Director, at the time of adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization, either a reasonable time thereafter within which to exercise the Option prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, or the right to exercise the Option (or receive a substitute option with comparable terms) as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

    12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

    13. AMENDMENT AND TERMINATION OF THE PLAN.

        (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain approval of the shareholders of the Company to Plan amendments to the extent and in the manner required by such law or regulation. Notwithstanding the foregoing, the provisions set forth in
Section 4 of this Plan (and any other Sections of this Plan that affect the formula award terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

        (b) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan that would impair the rights of any Optionee shall not affect Options already granted to such Optionee and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

    14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    16. OPTION AGREEMENT. Options shall be evidenced by written option agreements in such form as the Board shall approve.

    17. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the granting of an Option hereunder. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company. Options may be granted, but not exercised, before such shareholder approval.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                               LANDEC CORPORATION

                      1998 ANNUAL MEETING OF SHAREHOLDERS

P     The undersigned shareholder of Landec Corporation, a California corporation, hereby acknowledges receipt of the Notice of
R     Annual Meeting of Shareholders and Proxy Statement, each dated February 27, 1998, and hereby appoints Gary T. Steele and Joy
O     T. Fry, and each of them, with full power to each of substitution, as proxies and attorneys-in-fact, on behalf and in the
X     name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Landec Corporation to be held
Y     on April 15, 1998 at 5:00 p.m. local time, at Hyatt Rickeys Hotel, 4219 El Camino Real, Palo Alto, California 94306, and at
      any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.
      This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: (1) FOR the
      Election of Directors in the manner described in the Proxy Statement, (2) FOR the proposal to approve amendments to the 1996
      Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 750,000 shares, (3)
      FOR the proposal to approve amendments to the 1995 Directors' Stock Option Plan to increase the number of shares of Common
      Stock reserved for issuance thereunder by 200,000 shares, to change the subsequent option grants made to each nonemployee director to 5,000 shares for the 1997 Annual Meeting and to 10,000 shares annually thereafter, and to reprice the exercise price of all options previously granted under the 1995 Directors' Stock Option Plan, and (4) FOR the proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 1, 1998.
/X/  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). The Board of
Directors unanimously recommends a vote FOR all nominees for directors and proposals 2, 3 and 4.
1.    Election of Directors
      Nominees:    Gary T. Steele, Kirby L. Cramer, Richard Dulude, Damion E. Wicker, M.D.  / / FOR    / / WITHHELD
      For all nominees except as noted:
      CONTINUED AND TO BE SIGNED ON REVERSE SIDE                                               SEE REVERSE SIDE

2.    To approve amendments to the 1996 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 750,000 shares.
      / /  FOR                                         / /  AGAINST                                         / /  ABSTAIN
3.    To approve amendments to the 1995 Directors' Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 200,000 shares, to change the subsequent option grants made to each nonemployee director to 5,000 for the 1997 Annual Meeting and to 10,000 shares annually thereafter and to reprice the exercise price of all options previously granted under the 1995 Directors' Stock Option Plan.
      / /  FOR                                         / /  AGAINST                                         / /  ABSTAIN
4.    To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending October 31,
      1998.
      / /  FOR                                         / /  AGAINST                                         / /  ABSTAIN
      and in their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment hereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. Where shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                  ------------------------------

                                                    (Signature of Shareholder)

                                                  ------------------------------

                                                              (Date)

                                                  ------------------------------

                                                    (Signature of Shareholder)

                                                  ------------------------------

                                                              (Date)